UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2011

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois		60093-2753
(Address of Principal executive offices)		(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 19, 2011, our Board of Directors (the “Board”) adopted and approved an amendment and restatement of Kraft Foods Inc.’s Amended Articles of Incorporation (the “Articles”) and Amended and Restated By-Laws (the “By-Laws”). The Articles and By-Laws, as amended and restated, became effective on January 21, 2011.

Amended and Restated Articles of Incorporation

The amended and restated Articles remove the references to Kraft Foods’ Class B common stock, none of which is outstanding, as Kraft Foods no longer needs separate classes of common stock after its spin-off from Altria Group Inc. Additionally, the amended and restated Articles make other technical and conforming changes. A copy of the amended and restated Articles is filed as Exhibit 3.1 to this current report and is incorporated herein by reference.

Amended and Restated By-Laws

The following summarizes the principal amendments effected by the amended and restated By-Laws:

•

revise informational and procedural requirements applicable to shareholder requests to call a special meeting, including the requirement that a shareholder requesting a special meeting update any information previously provided to Kraft Foods in connection with that shareholder’s request (i) if the information changes or is inaccurate, (ii) as of the record date for the special meeting and (iii) 10 days prior to the special meeting date;

•	provide that the Board may establish different record dates for notice of, and voting at, shareholder meetings;

•	clarify that the chairman of a shareholder meeting may adjourn or recess the meeting and that the Board and the chairman can adopt rules, regulations and procedures to govern a shareholder meeting;

•	revise informational and procedural requirements applicable to shareholder proposals and director nominations to be considered at shareholder meetings to, among other things:

o	expand the notice requirements to include certain additional information;

o	extend the notice requirements to the shareholder’s affiliates, associates and others with whom they are acting in concert;

o	require a shareholder to update any information previously provided in connection with a shareholder proposal or director nomination (i) if the information changes or is inaccurate, (ii) as of the record date for the meeting and (iii) 10 days prior to the meeting date; and

o	require a shareholder proposing business or nominating a person for election to the Board at a shareholder meeting to present that business or nomination in person (or through an agent) at the meeting;

•	revise the language relating to the electronic transmission of ballots, proxies and notices of Board meetings;

•	confirm that a director will serve until his or her successor is qualified; and

•	eliminate the limitation on the Board’s authority to increase or decrease the size of the Board beyond 30% of the current number of directors between shareholder meetings.

Additionally, the amended and restated By-Laws make other technical and conforming changes.

The above description of the amended and restated By-Laws is not complete and is qualified in its entirety by reference to the amended and restated By-Laws, a copy of which is filed as Exhibit 3.2 to this current report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Kraft Foods Inc., effective as of January 21, 2011.

3.2	Amended and Restated By-Laws of Kraft Foods Inc., effective as of January 21, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.
Date: January 24, 2011
/s/ Carol J. Ward
	Name:	Carol J. Ward
	Title:	Vice President and Corporate Secretary